Exhibit 99.2

Chemical Specialists and

Development, Inc. & Subsidiaries

Conroe, Texas

Consolidated Financial Statements

and Supplementary Information

Years Ended

January 31, 2012 and 2011

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

TABLE OF CONTENTS

JANUARY 31, 2012 AND 2011

HLSK

Hereford, Lynch, Sellars & Kirkham

Certified Public Accountants            •              A Professional Corporation

Conroe 1406 Wilson Rd., Suite 100 Conroe, Texas 77304 Tel 936-756-8127 Metro 936-441-1338 Fax 936-756-8132	Members of the American Institute of Certified Public Accountants Texas Society of Certified Public Accounts Private Companies Practice Section of the AJCPA Division for Firms	Cleveland III East Boothe Cleveland, Texas 77327 Tel 281-592-6443 Fax 281-592-7706

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Chemical Specialists and Development, Inc. & Subsidiaries

Conroe, Texas

We have audited the accompanying consolidated balance sheets of Chemical Specialists and Development, Inc. & Subsidiaries, as of January 31, 2012 and 2011, and the related consolidated statements of income, changes in stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the management of Chemical Specialists and Development, Inc. & Subsidiaries. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Chemical Specialists and Development, Inc. & Subsidiaries as of January 31, 2012 and 2011, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The Consolidated Supporting Schedules of General and Administrative Expenses on page 18 is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies, and it is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the consolidating information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

Hereford, Lynch, Sellars & Kirkham, P.C.

HEREFORD, LYNCH, SELLARS & KIRKHAM, P.C.
Certified Public Accountants

Conroe, Texas
April 20, 2012

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FINANCIAL STATEMENTS

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED BALANCE SHEETS

JANUARY 31, 2012 AND 2011

	2012	2011
ASSETS

Current Assets
Cash	$1,126,020	$1,018,336
Accounts receivable, net	19,328,882	14,684,693
Due from related parties	—	70,409
Due from employees	25,378	41,952
Miscellaneous receivables	20,052	—
Inventories	8,447,546	8,633,737
Prepaid expenses	520,174	1,103,475
Total Current Assets	29,468,052	25,552,602

Property and Equipment
Property and Equipment (net of accumulated depreciation of $6,342,986)	10,181,564	10,287,806
Total Property and Equipment	10,181,564	10,287,806

Other Assets
Deposits	23,766	21,489
Trademark	350,000	350,000
Goodwill and other	526,487	526,487
	900,253	897,976

TOTAL ASSETS	$40,549,869	$36,738,384

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES
CONROE, TEXAS

CONSOLIDATED BALANCE SHEETS
JANUARY 31, 2012 AND 2011

	2012	2011
LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$14,044,366	$12,630,690
Revolving line of credit	8,020,000	7,740,000
Accrued expenses	4,050,447	3,333,146
Corporate income tax payable	78,294	—
Current portion of long-term debt	400,002	2,327,215
Total Current Liabilities	26,593,109	26,031,051

Long-term Liabilities
Long-term debt	2,020,948	721,210
Deferred income taxes	367,222	322,344
Total Long-term Liabilities	2,388,170	1,043,554

Total Liabilities	28,981,279	27,074,605

STOCKHOLDERS’ EQUITY
Controlling interest
Common stock; $ 1 par;
1,000,000 shares authorized;
42,000 shares issued; 42,000 outstanding	30,000	30,000
Additional paid-in capital	417,694	417,694
Retained earnings	11,850,945	9,953,614

	12,298,639	10,401,308
Treasury stock; 6,000 shares at cost	(662,974)	(662,974)

	11,635,665	9,738,334
Noncontrolling interest	(67,075)	(74,555)
Total Stockholders’ Equity	11,568,590	9,663,779

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$40,549,869	$36,738,384

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES
CONROE, TEXAS

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED JANUARY 31, 2012 AND 2011

	2012	2011

NET SALES	$167,355,385	$127,323,143

COST OF SALES
Chemicals, packing, and shipping materials	131,096,310	96,339,342
Freight	8,569,747	6,723,870
Labor	4,971,268	4,361,478
Other	274,005	334,608
	144,911,330	107,759,298

GROSS PROFIT	22,444,055	19,563,845

GENERAL AND ADMINISTRATIVE EXPENSES	17,954,279	17,474,782

OPERATING INCOME	4,489,776	2,089,063

OTHER INCOME (EXPENSE)
Interest income	30	2,029
Miscellaneous income	775,726	723,951
Non-taxable income	—	87,508
	775,756	813,488

INCOME BEFORE INCOME TAXES	5,265,532	2,902,551

PROVISION FOR INCOME TAXES	1,750,721	923,134

CONSOLIDATED NET INCOME	3,514,811	1,979,417

LESS: NET (INCOME) LOSS ATTRIBUTABLE TO THE NONCONTROLLING INTEREST	(7,480)	27,849

NET INCOME ATTRIBUTABLE TO THE CONTROLLING INTEREST	$3,507,331	$2,007,266

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED JANUARY 31, 2012 AND 2011

	Controlling Interest
	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Non- Controlling Interest	Total
BALANCE AS OF JANUARY 31,2010	$30,000	$417,694	$8,296,348	$(662,974)	$(46,706)	$8,034,362
Dividends declared	—	—	(350,000)	—	—	(350,000)
Net income (loss)	—	—	2,007,266	—	(27,849)	1,979,417
BALANCE AS OF JANUARY 31, 2011	30,000	417,694	9,953,614	(662,974)	(74,555)	9,663,779
Dividends declared	—	—	(1,610,000)	—	—	(1,610,000)
Net income (loss)	—	—	3.507,331	—	7,480	3,514,811
BALANCE AS OF JANUARY 31, 2012	$30,000	$417,694	$11,850,945	$(662,974)	$(67,075)	$11,568,590

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JANUARY 31, 2012 AND 2011

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from customers	$162,778,130	$123,254,403
Cash paid to suppliers and employees	(158,778,666)	(123,120,322)
Interest received	30	2,029
Interest paid	(430,147)	(502,107)
Federal income taxes paid	(1,413,000)	(1,521,811)
State income taxes paid	(126,483)	(115,300)
Other income received	775,726	811,460
Net cash provided (used) by operating activities	2,805,590	(1,191,648)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(740,428)	(1,120,740)
Net cash provided (used) by investing activities	(740,428)	(1,120,740)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowing (payments) on revolving line of credit	280,000	4,085,000
Principal payment on long-term debt	(627,478)	(518,631)
Dividends paid	(1,610,000)	(350,000)
Net cash provided (used) by financing activities	(1,957,478)	3,216,369

Net increase in cash	107,684	903,981
Cash at beginning of year	1,018,336	114,355
Cash at end of year	$1,126,020	$1,018,336

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net income	$3,514,811	$1,979,417
Depreciation and amortization	846,669	1,001,822
Provision for deferred income taxes	44,878	86,202
(Increase) Decrease in:
Accounts receivable	(4,644,187)	(4,056,185)
Other receivables	66,932	(12,554)
Inventories	186,191	(1,351,516)
Prepaid expenses	583,301	(798,830)
Deposits	(2,277)	(9,620)
Increase (Decrease) in:
Accounts payable	1,413,676	3,667,807
Accrued expenses	717,302	(1,488,987)
Corporate income tax payable	78,294	(209,204)
Net cash provided (used) by operating activities	$2,805,590	$(1,191,648)

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31 2012 AND 2011

NOTE 1-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Chemical Specialists and Development, Inc., and its subsidiaries: Startex Chemical, Inc.; Startex Distribution West, LLC; and Buckeye Properties, Inc. All significant intercompany transactions have been eliminated in consolidation.

Nature of Activities

Chemical Specialists and Development, Inc. was organized in the State of Texas on April 26, 1976, and is engaged in the packaging and distribution of chemicals, solvents, and other materials for governmental and industrial use. The Company sells its products to various departments of the federal government and to domestic and international customers through its various divisions. Operations were expanded in October 2009 with the purchase of a plant in Baton Rouge, Louisiana.

Startex Chemical, Inc. is a wholly owned subsidiary of Chemical Specialists and Development, Inc. that was formed in 1985 to sell to distributors and retail outlets.

Startex Distribution West, LLC was formed July 1, 2009 to expand sales, consistent with current operations, along the west coast of the United States. Operations in California are conducted via a logistics support chemical management warehouse facility located in the southern part of that state. Chemical Specialists and Development, Inc. has an eighty percent (80%) controlling interest in Startex Distribution West, LLC. The remaining twenty percent (20%) minority interest is owned by an individual.

Buckeye Properties, Inc., owned by the same principals of the Company, was formed in 1994 and owns two (2) dwellings located in Conroe, Texas.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be “cash equivalents.”

Accounts Receivable

The Company generally charges off any account deemed to be uncollectible. In the opinion of management, reserves for uncollectible accounts of $349,404 and $245,023 were adequate as of January 31, 2012 and 2011. respectively. This reserve is based on the Company’s past experience with its customers. Accounts receivable are stated at their net realizable value, which approximates their fair value.

Inventory

Inventory is stated at the lower of cost or market, using the first-in, first-out method of accounting.

Advertising Costs

The Company expenses advertising costs as they are incurred. Advertising expenses for the years ended January 31, 2012 and 2011 were $82,731 and $62,586, respectively.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2012 AND 2011

Property and Equipment

Property, plant and equipment are recorded at cost. Depreciation and amortization are provided using the accelerated and straight-line methods of depreciation over the useful lives of the assets. Expenditures for repairs and maintenance of the property and equipment are expensed as incurred unless they materially extend the useful lives of the assets; such expenses are capitalized and depreciated over the remaining life of the asset.

Income Taxes

Taxes are provided on all revenue and expense items included in income, regardless of the period in which such items may be recognized for income tax purposes, except for items representing a permanent difference between pre-tax accounting income and tax income.

Shipping and Handling Costs

Freight billed to customers is considered sales revenue and the related freight costs are considered a cost of sales.

NOTE 2- CASH

The Company, in the ordinary course of business, has maintained bank balances in excess of FDIC insurance limits, which exposed the Company to a concentration of credit risk. The FDIC implemented section 343 of the Dodd-Frank Wall Street Reform and Consumer Protection Act that provides for unlimited insurance coverage of noninterest-bearing transaction accounts. Through December 31, 2012, all noninterest-bearing transaction accounts are fully insured, regardless of the balance of the account at all FDIC-insured institutions. The Company only has noninterest-bearing accounts; therefore for the years ended January 31, 2012 and 2011 there is no exposure to concentration of credit risk.

NOTE 3- INVENTORY

Inventory consisted of the following as of January 31, 2012 and 2011:

	2012	2011
Finished goods	$4,797,463	$3,938,775
Raw materials	4,037,723	5,082,487
Reserve for obsolete and slow-moving inventory	(387,640)	(387,525)

Total Inventory	$8,447,546	$8,633,737

NOTE 4- PROPERTY AND EQUIPMENT

Property and equipment is composed of the following as of January 31, 2012 and 2011:

	2012	2011
Land	$1,071,917	$1,071,917
Buildings and improvements	9,722,171	9,477,873
Storage tanks	1,383,312	1,383,312
Machinery and equipment	4,274,324	3,778,194
Transportation equipment	72,826	72,826
	16,524,550	15,784,122
Less accumulated depreciation	(6,342,986)	(5,496,316)

Property and Equipment, Net	$10,181,564	$10,287,806

Depreciation expense amounted to $846,669 and $1,001,822 for the years ended January 31, 2012 and 2011, respectively.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2012 AND 2011

NOTE 5- REVOLVING LINE OF CREDIT

The Company has a $20,000,000 revolving bank line of credit that expires on June 28, 2013. Of the $20,000,000 line of credit, $750,000 may be used as standby letters of credit. Advances under the line of credit bear interest at prime less applicable margin (0.00 to 0.75) and are secured by accounts receivable, inventory, equipment and property owned by the Company. Under the terms of the line of credit, the Company is required to maintain certain debt-to-worth ratios and fixed charge coverage ratios. Advances outstanding on the line of credit at January 31, 2012 and 2011 were $8,020,000 and $7,740,000, respectively. Of the $750,000 in standby letters of credit, $138,518 and $100,236 had been issued at January 31, 2012 and 2011, respectively.

NOTE 6- LONG-TERM OBLIGATIONS

Long-term debt consisted of the following at January 31:

	2012	2011
Term notes
Current portion	$353,996	$2,286,165
Long-term portion	2,006,393	688,890

Capital leases payable	2,360,389	2,975,055
Current portion	46,006	41,050
Long-term portion	14,555	32,320
	60,561	73,370
Total Long-term Debt	$2,420,950	$3,048,425

The term notes consist of the following:

  A note for the original amount of $2,100,000 signed by the Company commenced on November 30, 2005 with equal monthly payments of $17,500 principal and interest, which accrues at a rate of prime less the applicable margin (0.00 to 0.75). The entire unpaid principal sum and all interest accrued and unpaid was extended until June 28, 2013. The proceeds of the note were used to refinance the Company’s previously existing notes. The loan is secured by accounts receivable, inventory, equipment and property owned by the Company.

  A note for the original amount of $1,360,000 signed by the Company commenced on September 21, 2006 with equal quarterly payments of $22,667 principal and interest, which accrues at a rate of prime less the applicable margin (0.00 to 0.75). The entire unpaid principal sum and all interest accrued and unpaid was extended until June 28, 2013. The proceeds of the note were used for new construction, which also serve as its collateral.

  A note for the original amount of $800,000 signed by the Company commenced on January 13, 2010 with equal monthly payments of $4,444.44 principal and interest, which accrues at a rate of prime less the applicable margin (0.00 to 0.75). The entire unpaid principal sum and all interest accrued and unpaid thereon will be due and payable on November 30, 2014. The proceeds of the note were used to finance the purchase of a production facility in Baton Rouge, Louisiana.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2012 AND 2011

Principal payments due on term notes for each of the subsequent two years are as follows as of January 31,2012:

Year Ending January 31
2013	$353,996
2014	2,006,393
Total	$2,360,389

The Company is also obligated under two capital leases. One lease is a 36 (thirty-six) month lease for lab equipment with a monthly payment of $1,686 expiring in October of 2013. The other is a 12 (twelve) month lease for computer workstations with a monthly payment of $6,052 expiring in June of 2012. The total cost and accumulated depreciation of equipment under capital lease was $123,333 and $22,298, respectively, at January 31, 2012.

The future minimum lease payments due under capital leases are as follows at January 31, 2012.

2012
Future minimum lease payments	$63,596
Less: amount representing interest	(3,035)
Present value of net minimum lease payments	60,561
Less: current portion due within one year	(46,006)

Long-term Capital Lease Obligation	$14,555

NOTE 7- COMMITMENTS AND CONTINGENCIES

Contingencies

The Company is party to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that the liabilities, if any, arising from such litigation and claims will not be material to the financial statements.

The Company is party to an environmental claim regarding purchased property in Georgia, which may require the Company to incur the liability for costs associated with the reporting, testing, clean-up and/or remediation of such property. To date, expenses related to this contingency have been paid by a third party.

The Company leases lab facilities in Pasadena, Texas under a non-cancelable operating lease. The lease commenced on August 17, 2009 and will extend for sixty-eight (68) months, expiring on April 30, 2015, One five-year extension is allowed. Monthly rent is $4,500. The following is a schedule by years of future minimum rentals under the lease at January 31, 2012:

Year Ending January 31
2013	$54,000
2014	54,000
2015	22,500
Total	$130,500

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2012 AND 2011

NOTE 8- FEDERAL INCOME TAXES

The provision for income taxes consists of the following:

	2012	2011
Current Taxes	$1,705,843	$909,336
Deferred Taxes	44,878	86,202
Prior year adjustments	—	(72,404)
	$1,750,721	$923,134

The tax provision differs from amounts that would be calculated by applying federal statutory rates to income before income taxes primarily because no tax benefits have been recorded for nondeductible expenses totaling $51,449.

Deferred tax liabilities recognized for taxable temporary differences, largely due to differences between book and tax depreciation, total $367,222 and $322,344 on January 31, 2012 and 2011, respectively.

On August 19, 2011, the IRS notified the Company that the audits for the 2006, 2007, and 2008 tax periods have been closed. The Company had previously agreed on March 31, 2010 to proposed significant adjustments to the Company’s 263A costs, officer’s life insurance, bad debts expense, and deferred benefit plan contributions. The remaining issue, relating to adjustments for research and development costs were finalized by a final payment of $37,095 to the IRS. The Company agreed to the IRS settlement.

NOTE 9- RETIREMENT PLAN

The Company has a 401(k) Plan (Plan) to provide retirement and incidental benefits for its employees. Employees may contribute from one percent (1%) to twenty percent (20%) of their annual compensation to the Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service.

The Company matches employee contributions equal to 100% of salary deferrals each payroll period that do not exceed four percent (4%) of eligible compensation. All matching contributions vest immediately.

Company matching contributions to the Plan totaled $236,120 and $206,847 in 2012 and 2011, respectively.

NOTE 10- WELFARE BENEFIT PLAN

On January I, 2010, the Company board of directors voted to rescind the single employer welfare benefit plan, covering individuals who are actively employed by the Company, who are members of a select group of management or highly compensated employees, who are not sole proprietors, and who own more than fifty percent (50%) ownership interest in the Company. This corporate resolution was made in response to an IRS audit that disallowed the deductions taken on the 2006, 2007 and 2008 Federal income tax returns.

An alternative plan of deferred compensation for named key employees was adopted. For a period of 6 (six) years, beginning January 1, 2010 and ending December 31, 201.5, 5(five) key employees shall share $350,000 that shall be due and payable on or before January 31 of each calendar year during the term of this agreement while employed by the Company. This compensation is taxable at the individual level and is subject to payroll tax at the Company level.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2012 AND 2011

NOTE 11- RELATED PARTY TRANSACTIONS

On May 1, 2010, ST Laboratories Group, LLC (STLG) was formed. The 10 (ten) members of STLG, are all employees and/or owners of the Company. On a monthly basis, the Company pays STLG $50,000 to perform laboratory testing services for the Company, and STLG pays the Company $12,000 rent for laboratory facilities and equipment. STLG generated approximately 27% (twenty-seven percent) and 31% (thirty-one percent) of its gross revenue from the Company for the years ended January 31, 2012 and 2011, respectively. The Company owed $0 and $175,000 to STLG for the years ended January 31, 2012 and 2011, respectively.

The Consolidation Topic of the FASB Accounting Standards Codification requires nonpublic companies with a variable interest in a variable interest entity (VIE) to make certain disclosures and/or consolidate the VIE into its financial statements. The Company has evaluated its relationship with STLG and has determined that the entity does not meet the criteria to be considered a VIE; therefore, the application of this interpretation is not applicable to the Company for the years ended January 31, 2012 and 2011.

NOTE 12- MAJOR CUSTOMERS

The Company’s sales to various branches of the federal government accounted for approximately nine percent (9%) of the total sales for the years ended January 31, 2012 and 2011, respectively.

The Company continued a contract with a major paint supply company, which comprised eleven percent (11%) and approximately twelve percent (12%) of the total sales for the years ended January 31, 2012 and 2011, respectively.

Additionally, the Company secured a contract with an international chemical company that develops specialty fuels, which comprised approximately ten percent (10%) of the total sales for the years ended January 31, 2012 and 2011. All sales transactions with this company are conducted in U.S. currency.

NOTE 13- ASSET ACQUISITION

The Company acquired the assets of Theo Arapoglou, Inc. on December 31, 1996. The acquisition was recorded using the purchase method of accounting for mergers and acquisitions as outlined under the Intangibles — Goodwill and Others Topic of the FASB Accounting Standards Codification.

The purchase was made by issuing common stock to the stockholder of the purchased company for the fair market value of the assets. The effect of the transaction was to increase common stock $6,000 and increase additional paid in capital $417,694 totaling the purchase price of $423,694. The difference between the fair market value of the net assets and the purchase price was recorded as goodwill of $158,530. The legal and other administrative costs associated with the transaction totaling $17,274 were also capitalized. The total goodwill and associated capitalized purchase costs of $175,860 will be tested for impairment annually.

NOTE 14- ACQUISITION OF TREASURY STOCK

The Company purchased twenty percent (20%) of its 30,000 outstanding shares from one stockholder. The cost was $662,974 and has been accounted for using the cost method. The cost method was used to account for this transaction because the shares were not retired and their final disposition was not known at the time of purchase.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2012 AND 2011

NOTE 15- SUBSEQUENT EVENTS

Events occurring after January 31, 2012 have been evaluated through April 20, 2012, the date when these financial statements were available to be issued. No events requiring financial statement recognition or disclosure had occurred at that time, except as disclosed in Note 6.

NOTE 16- RESTATEMENT

Amounts for current and deferred taxes for the year ended January 31, 2011 were restated to reflect adjustments for prior year tax estimate amounts.

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SUPPLEMENTARY INFORMATION

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CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED SUPPORTING SCHEDULES

OF GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE YEARS ENDED JANUARY 31, 2012 AND 2011

	2012	2011

Advertising	$82,731	$62,586
Auto expense	487,069	456,774
Bad debt expense	107,902	—
Bank fees	37,313	30,286
Commissions	792,571	464,395

Contributions	21,573	17,055
Depreciation	846,669	1,001,822
Dues and subscriptions	122,613	85,703
Insurance	767,020	695,578
Interest	430,147	502,107

Lab inspections and tests	782,362	655,775
Legal and accounting fees	420,336	301,044
Licenses and permits	14,644	12,550
Miscellaneous	17,229	3,524
Office expense	135,610	179,747

Officers’ salaries	4,352,913	4,866,361
Other taxes	469,648	361,598
Payroll administration fees	75,221	60,952
Postage	11,636	9,020
Equipment rental	466,686	517,672
Repairs and maintenance	426,386	445,894

Salaries and wages	4,774,596	4,568,929
Shop expenses	1,164,060	1,158,132
Telephone and telegraph	154,665	153,428
Trash hauling	24,686	16,980
Travel and entertainment	764,735	647,762
Utilities	203,258	199,108
Total General and Administrative Expenses	$17,954,279	$17,474,782

See notes to consolidated financial statements.